Exhibit 10.4
BLOCK FINANCIAL LLC
H&R BLOCK, INC.
One H&R Block Way
Kansas City, Missouri 64105
As of January 4, 2010
JPMorgan Chase Bank, N.A.,
  as Administrative Agent under the
  Credit Agreement referred to below
Loan and Agency Services Group
1111 Fannin Street
Houston, Texas 77002
Attention: Syed Abbas
Facsimile No.: (713) 750-2782
with a copy to:
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Facsimile No.: (212) 270-6637
Attention: Tony Yung
The Lenders that are parties to the
Credit Agreement referred to below
CONSENT
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Five-Year Credit and Guarantee Agreement, dated as of August 10, 2005 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) by and among Block Financial LLC, a Delaware limited liability company (the “Borrower”), H&R Block, Inc., a Missouri corporation (the “Guarantor”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
     The Borrower and the Guarantor hereby notify the Administrative Agent and the Lenders of their desire to terminate in full the Commitment of Aurora Bank FSB (formerly known as Lehman Brothers Bank, FSB) (“Aurora Bank”), pursuant to Section 2,7 of the Credit Agreement, but without a ratable reduction of the Commitments of the other Lenders as required thereunder (the “Aurora Bank Commitment Termination”). The Administrative Agent and each Lender party hereto consent to the Aurora Bank Commitment Termination.

     The effectiveness of this Consent is subject to the condition precedent that the Administrative Agent shall have received duly executed counterpart signature pages to this Consent from the Borrower, the Guarantor and the Required Lenders (including, without limitation, Aurora Bank). Upon such effectiveness, Aurora Bank shall cease to be a party to the Credit Agreement, provided that the foregoing shall not discharge or in any manner affect or impair the enforceability of Section 2.13, 2.14, 2.15, 10.3 or 10.4(h) of the Credit Agreement.
     This Consent shall in no way be deemed to waive, alter or otherwise modify the provisions of Section 2.10, relating to the payment of facility fees or utilization fees or any other provisions under the Credit Agreement relating to the payment of any other amounts thereunder, in each case, on a ratable basis according to the amount of each Lenders’ respective Commitment thereunder, all of which remain in full force and effect as written; provided that if this Consent becomes effective on or before January 31, 2010, Aurora Bank waives payment to it of any of such fees accruing on or after December 31, 2009.
     Upon the effectiveness of this Consent, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or any other documents, instruments and agreements executed and/or delivered in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     This Consent shall be governed by, and construed in accordance with, the law of the State of New York. This Consent may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any parties hereto may execute this Consent by signing such counterpart.
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2

Very truly yours, BLOCK FINANCIAL LLC, as Borrower
By:	/s/ Beeky Shulman
	Name:	Beeky Shulman
	Title:	President & CFO

H&R BLOCK, INC., as Guarantor
By:	/s/ Beeky Shulman
	Name:	Beeky Shulman
	Title:	SVP & CFO

BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tony Yung
Name: Tony Yung
Title: Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

Wells Fargo Bank, NA., as a Lender

By:	/s/ Joseph Giampetroni
Name: Joseph Giampetroni
Title: Senior Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

PNC Bank, National Association, as a Lender

By:	/s/ Dale A. Stein
Name: Dale A. Stein
Title: Sr. Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

Comerica Bank, as a Lender

By:	/s/ Mark J. Leveille
Name: MARK J. LEVEILLE
Title: VICE PRESIDENT
COMERICA BANK
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

AURORA BANK FSB, as a Lender

By:	/s/ Theodore Janulis
Name: Theodore Janulis
Title: Chairman
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

SunTrust Bank, as a Lender

By:	/s/ K. Scott Bazemore
Name: K. Scott Bazemore
Title: Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Ming Tang
Name: MING TANG
Title: Authorized Signatory
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

The Bank of New York Mellon, as a Lender

By:	/s/ Jane Angelini
Name: Jane Angelini
Title: First Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

Bank of America, N.A., as a Lender

By:	/s/ James H. Harper
Name: James H. Harper
Title: Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

Bank of America, N.A., successor by merger to Merrill Lynch Bank USA, as a Lender

By:	/s/ James H. Harper
Name: James H. Harper
Title: Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By:	/s/ Heidi Sanquist
Name: Heidi Sanquist
Title: Director
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

UMB Bank, N.A. , as a Lender

By:	/s/ Martin Nay
Name: Martin Nay
Title: Senior Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

U.S. Bank N.A., as a Lender

By:	/s/ Gaylen Frazier
Name: Gaylen Frazier
Title: A.V.P.
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

HSBC Bank USA, National Association, as a Lender

By:	/s/ Paul Lopez
Name: Paul Lopez
Title: Senior Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

BNP Paribas, as a Lender

By:	/s/ Curt Price
Name: Curt Price
Title: Managing Director

By:	/s/ Fik Durmus
Name: Fik Durmus
Title: Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

FORTIS BANK SA/NV, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ John W. Benton
Name: John W. Benton
Title: Senior Managing Director

By:	/s/ Catherine M. Gilbert
Name: Catherine M. Gilbert
Title: Director
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT

Agreed to and Accepted by:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alicia Borys
Name: Alicia Borys
Title: Assistant Vice President
BLOCK FINANCIAL LLC
AMENDED AND RESTATED FIVE-YEAR CREDIT AND GUARANTEE AGREEMENT
CONSENT